                                                                    EXHIBIT 10.2





                               Dated 4 July, 1997





                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD



                                     - and -



                           HEWLETT-PACKARD EUROPE B.V.



                                     - and -



                             EDB INVESTMENTS PTE LTD





             -------------------------------------------------------


                           AMENDMENT AGREEMENT (NO. 1)
                                       TO
                   JOINT VENTURE AGREEMENT DATED 13 MARCH 1997

             -------------------------------------------------------




                      The Company - CSM - HP Confidential
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                           AMENDMENT AGREEMENT (NO. 1)


         THIS AMENDMENT AGREEMENT (NO. 1) is made on 4 July, 1997
BETWEEN :-

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406;

(2) HEWLETT-PACKARD EUROPE B.V. ("HP"), a company incorporated in The Netherlands with its principal place of business at Startbaan 16, 1187 XR Amstelveen, The Netherlands; and

(3) EDB INVESTMENTS PTE LTD ("EDBI"), a company incorporated in Singapore with its registered office at 250, North Bridge Road, #27-04, Raffles City Tower, Singapore 179101.

CSM, HP and EDBI are collectively referred to herein as "Parties" and individually referred to herein as a "Party".

         WHEREAS:-

(A) The Parties have entered into a Joint Venture Agreement dated 13 March, 1997 (the "Joint Venture Agreement") for the purpose of regulating their relationship inter se as shareholders in the joint venture company called Chartered Silicon Partners Pte Ltd.

(B) The Parties are entering into this Amendment Agreement to vary the Joint Venture Agreement with effect from the date hereof.

         IT IS AGREED as follows:-

1.       INTERPRETATION

         All terms and references used in the Joint Venture Agreement and which are defined or construed in the Joint Venture Agreement but are not defined or construed in this Amendment Agreement shall have the same meaning and construction in this Amendment Agreement.

2.       AMENDMENT TO THE JOINT VENTURE AGREEMENT

         The Parties agree that with effect from the date of this Amendment Agreement, the Joint Venture Agreement shall be amended as follows :-


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(A)      Clause 3(D)   Issued Capital

(i) All references to the figure "25,000,000" appearing in Clause 3(D) shall be deleted and shall be replaced with the figure "15,000,000".

(ii) The table specified in Clause 3(D) shall be deleted in its entirety and replaced with the following table:-

                     "Percentage        Number of Shares        Paid in Capital
                     -----------        ----------------        ---------------
         CSM  :      51 per cent.       7,650,000               S$7,650,000

         HP   :      30 per cent.       4,500,000               S$4,500,000

         EDBI :      19 per cent.       2,850,000               S$2,850,000"

(B)      Clause 3(E)   Calls for Capital Contributions

         The table specified in Clause 3(E)(ii) shall be deleted in its entirety and replaced with the following table:-

         "Period            3Q1997   1Q1998   4Q1998   1Q1999   3Q1999   4Q1999   1Q2000
                            ------   ------   ------   ------   ------   ------   ------
         Call Amount
         (S$'000,000)          5       100       60      150      120      100      170

         where "Q" means such consecutive period of three months in each calendar year."

(C)      Clause 4(C)   Application for Shares etc

(i) All references to the figure "12,750,000" appearing in Clause 4(C)(i) shall be deleted and shall be replaced with the figure "7,649,998".

(ii) All references to the figure "7,500,000" appearing in Clause 4(C)(ii) shall be deleted and shall be replaced with the figure "4,500,000".

(iii) All references to the figure "4,750,000" appearing in Clause 4(C)(iii) shall be deleted and shall be replaced with the figure "2,850,000".

3.       SAVING AND INCORPORATION

(A) Save as expressly amended by this Amendment Agreement, the terms and conditions of the Joint Venture Agreement shall continue to be in full force and effect in all other respects.


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(B)      The Joint Venture Agreement and this Amendment Agreement shall be construed as one document and this Amendment Agreement shall be deemed to be part of the Joint Venture Agreement. Where the context so permits, references in the Joint Venture Agreement and in this Amendment Agreement to "the Joint Venture Agreement" or "this Agreement" shall be read and construed as references to the Joint Venture Agreement as amended and supplemented by this Amendment Agreement.

4.       Governing Law

         This Amendment Agreement shall be governed by, and construed in accordance with, the laws of Singapore.


I N W I T N E S S W H E R E O F the parties have entered into this Amendment Agreement as of the date stated above.


CSM

SIGNED by TAN BOCK SENG                    )
President & CEO                            )
for and on behalf of                       )
CHARTERED SEMICONDUCTOR                    )
MANUFACTURING LTD                          )
in the presence of:-                       )     /s/ Tan Bock Seng
                                                 -----------------------------

         /s/ Angela Hon
--------------------------------------
Name: Angela Hon, Senior Manager Legal

HP

SIGNED by ALAN W. MARTY                    )
General Manager, Integrated Circuit        )
  Business Division                        )
HEWLETT-PACKARD COMPANY                    )
for and on behalf of                       )
HEWLETT-PACKARD EUROPE B.V.                )
---------------------------
in the presence of:-                       )       /s/ Alan W. Marty
                                                 -----------------------------

          /s/ Christine Chua
     ---------------------------------
Name:      Christine Chua



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EDBI

SIGNED by LIOW VOON KHEONG                 )
General Manager                            )
for and on behalf of                       )
EDB INVESTMENTS PTE LTD                    )
in the presence of:-                       )         /s/ Liow Voon Kheong
                                                 -----------------------------

          /s/ Terence Teo Keng Yu
     ---------------------------------
Name:      Terence Teo Keng Yu



ACKNOWLEDGED AND AGREED TO
by RICK KENNETH HODGMAN                    )
General Manager                            )
for and on behalf of                       )
CHARTERED SILICON PARTNERS PTE LTD         )
Date:-     4 July 1997                     )         /s/ Rick Kenneth Hodgman
                                                 -----------------------------
in the presence of:-

          /s/ Angela Hon
     ---------------------------------
Name:  Angela Hon, Senior Manager Legal





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